UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/09/2012

Crestwood Midstream Partners LP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33631

Delaware	56-2639586
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

700 Louisiana Street, Suite 2060
Houston, TX 77002
(Address of principal executive offices, including zip code)

(832) 519-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The Partnership has posted a new investor presentation on the Partnership's website at www.crestwoodlp.com/investors/presentations.

Without limiting the generality of the foregoing, the "Forward-Looking Statements" disclosure contained in the investor presentation is incorporated by reference into this Item 7.01. The information contained in this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crestwood Midstream Partners LP

Date: October 09, 2012	By:	/s/ Kelly J. Jameson
Kelly J. Jameson
Senior Vice President and General Counsel